                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8-K

      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report April 23, 2012

                                 BOLIVAR MINING CORP.

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            (Exact name of registration as specified in its charter)

            Nevada                      000-32273                88-0419183

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State or other jurisdiction     (Commission File Number)   (IRS Employer

          of incorporation)                                 Identification No.)

 215 Dino Drive Ann Arbor MI 48103

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               (Address of principal executive offices) (Zip Code)

          Registrant's telephone number, including area code (734) 707-7196

             2nd Floor, 455 Granville Street, Vancouver B.C. V6C 1T1

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]    Written communications pursuant to Rule 425 under the Securities Act

       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the

       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the

       Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

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On March 3, 2010, the 22nd Circuit Court in Ann Arbor, Michigan  (Case No. 07-1226CB) appointed Peter C. Klamka as the receiver over Bolivar Mining Corporation.

Since March 3, 2010, Mr. Klamka has been managing the affairs of the company including attempting to secure any assets, locating liabilities, and exploring business development opportunities.

Section 9 - Financial Statements and Exhibits

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Exhibits

10.1

Court document appointing Peter Klamka as receiver

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BOLIVAR MINING CORP.

Dated:  April 23, 2012

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                                             /s/ Peter Klamka , President

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